UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Prudential Jennison Blend Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2021

Date of reporting period:	8/31/2021

Item 1 – Reports to Stockholders

PGIM JENNISON BLEND FUND

ANNUAL REPORT

AUGUST 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Blend Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective

COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. Investment-grade bonds in the US declined slightly as the economy recovered, but global bonds and emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Blend Fund October 15, 2021

PGIM Jennison Blend Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	28.13	16.40	13.19	—

(without sales charges)	35.59	17.73	13.83	—

Class C

(with sales charges)	33.16	16.67	12.92	—

(without sales charges)	34.16	16.67	12.92	—

Class Z

(without sales charges)	35.96	18.05	14.16	—

Class R6

(without sales charges)	35.96	N/A	N/A	17.89 (10/26/2017)

Russell 3000® Index

	33.04	17.97	16.20	—

S&P 500 Index

	31.16	18.01	16.33	—

Average Annual Total Returns as of 8/31/21 Since Inception (%)
				Class R6 (10/26/2017)

Russell 3000® Index				17.91

S&P 500 Index				17.99

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 3000 Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2011) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Blend Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	None	None

Benchmark Definitions

Russell 3000 Index—The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 8/31/21

Ten Largest Holdings	Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	2.6%

Microsoft Corp.	Software	2.3%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.3%

Amazon.com, Inc.	Internet & Direct Marketing Retail	2.2%

Tesla, Inc.	Automobiles	2.0%

Shopify, Inc. (Canada) (Class A Stock)	IT Services	1.7%

ConocoPhillips	Oil, Gas & Consumable Fuels	1.6%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.6%

Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.5%

Adobe, Inc.	Software	1.2%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Blend Fund    7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Blend Fund’s Class Z shares returned 35.96% in the 12-month reporting period that ended August 31, 2021, outperforming the 33.04% return of the Russell 3000 Index (the Index).

What were the market conditions?

•

Equity markets continued to rally in the second half of 2020, as fiscal stimulus blunted the COVID-19 pandemic’s effects on the economy and record-low interest rates bolstered liquidity and stabilized asset prices. Productivity-enhancing products and services—e-commerce, cloud computing, streaming entertainment, electronic payments—increased in demand, and the valuations of many of these companies expanded meaningfully.

•

Beginning in September 2020, investors began to favor areas of the market that were most exposed to an economic recovery and most debilitated by the pandemic. This rotation extended into the first quarter of 2021, boosting valuations of cyclical companies and reducing the earnings multiples of secular growth companies.

•

US growth stocks rebounded in the second quarter of 2021, led by the technology and communication services sectors. June marked a turning point in the US economic reopening and reflation outlook, as the Federal Reserve’s (the Fed’s) comments began to reflect concerns about labor shortages and rising prices.

•	Corporate profit growth has been strong so far in 2021, highlighting the expanding recovery and boosting business confidence to its highest level since the early days of the pandemic.

•

Within the Index, all 11 sectors advanced during the period. The financials, energy, and materials sectors gained the most, while the consumer staples, utilities, and consumer discretionary sectors rose the least.

What worked?

•	Stock selections in the consumer discretionary sector were noteworthy contributors to both absolute and relative performance during the reporting period.

•

Tesla, Inc. benefited as expectations solidified around its ability to produce 750,000 to 800,000 electric cars in 2021, more than 50% higher than in 2020. With strong consumer demand in the electric vehicle market, Jennison remains confident that Tesla can increase its annual vehicle production by more than 50% over the next five years. Jennison believes Tesla’s technology, scale, and low-cost advantage make it the breakaway leader in the electric vehicle market and position the company as an overall automobile industry disruptor.

•	Successful security selections in the information technology sector, specifically among semiconductors, drove performance gains relative to the Index during the period.

•

Shares of semiconductor maker Nvidia Corp. benefited during the period, as growing demand for cloud storage fueled robust spending by Nvidia’s largest customers. The company has been focused on long-term, high-growth markets where it can leverage

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its graphics semiconductor expertise to offer high-value-added solutions. These markets include gaming—where the company has a dominant market share—as well as automotive high-performance computing, cloud, and enterprise. Jennison maintains a positive outlook on Nvidia given several key factors, including growth in its gaming business and its expanding pipeline within the automobile industry.

•

Allocations and stock selection in the financials sector, such as Goldman Sachs Group, Inc., also benefited the Fund’s absolute and relative performance during the period. Shares of the company performed strongly during the period following several quarters of earnings per share (EPS) growth that exceeded analysts’ expectations. In the first quarter of 2021, Goldman reported its highest quarterly revenue since 2009. Record investment banking fees, strong results from global markets, and sound consumer and wealth management practices all contributed to Goldman exceeding consensus EPS estimates by 80% during the first quarter. Jennison continues to favor the stock given its strong capital position and ongoing improvement efforts.

What didn’t work?

•

Allocations to application software stocks hampered Fund performance relative to the Index during the reporting period, along with stock selections in the communication services sector. Fund allocations to internet services & infrastructure were also detrimental to performance.

•

Shares of application software company SAP SE ADR struggled during the period. While the company is the world’s largest vendor of enterprise resource planning software, the pandemic slowed demand for its products and services through the first half of 2021. In October 2020, management reset its medium-term targets, pushing them out by two years. While investors expected margins to be reset, the magnitude likely was larger than initially anticipated, in Jennison’s view, putting downward pressure on the company’s share price. Jennison believed the stock had value. However, given SAP’s underwhelming market outlook, along with increased competition and challenges as it steps up its cloud-based offerings, the Fund sold its position at the end of October 2020 in favor of more attractive investments.

•

RingCentral, Inc.’s share price weakened in May 2021, as investors focused on the valuations of high-growth software-as-a-service companies. The company is a leader in unified communications as a service, a cloud-based communication system that replaces traditional on-premise phone systems with an application that can work from any location and device at a lower total cost. In Jennison’s view, the company provides an outstanding product. However, despite strong first-quarter 2021 revenue growth, Jennison began trimming its position in RingCentral on the belief that the company relied too heavily on third-party distribution partners and could face additional competitive pricing pressures. The Fund fully liquidated its position in May 2021 in favor of more attractive growth opportunities.

•	Coupa Software, Inc. is a leader in cloud-based spend-management software that simplifies corporate procurement, invoicing, and expense management. The Fund

PGIM Jennison Blend Fund    9

Strategy and Performance Overview (continued)

sold its position in Coupa in April 2021, based on increased competition in the enterprise cost savings market that Jennison believed could impede the company’s ability to meet earnings expectations.

Current outlook

•

Investors have spent much of 2021 attempting to bisect the equity landscape along themes of growth versus value and economic reopening versus remote work. However, stock price fluctuations thus far in 2021 suggest this is a simplistic approach when forecasting equity markets. In Jennison’s view, corporate profit growth and economic recovery have been constant factors throughout the year, despite changing expectations about their rates of improvement. Jennison believes these fundamental factors provide more nuanced insight into the long-term path of markets and individual beneficiaries.

•

The economic recovery has continued to strengthen as the pandemic’s most serious effects wane, particularly in the US, where COVID-19 vaccination rates are among the highest in the world. Although pre-pandemic activity has begun to resume, labor shortages and higher prices of goods continue to weigh on the pace of recovery. The Fed’s communications have begun to reflect these concerns.

•

Fiscal stimulus has peaked and is expected to decline as extended state unemployment benefits expired at the end of September 2021. This should help ease labor shortages that have persisted despite higher wages. However, a revenue windfall from the US Treasury remains and will be awarded at the discretion of state governments to local counties and cities over the balance of 2021. As such, Jennison expects the US public sector to be an unusually strong source of demand and spending over the medium term.

•

The pandemic is by no means over, and the COVID-19 Delta variant’s spread is affecting the economic reopening outside the US. Jennison believes that lingering ambiguity surrounding the growth outlook points to continued market volatility ahead, with a positive bias from ongoing higher earnings revisions.

•

From a value perspective, more than ever Jennison continues to focus on companies’ cash-flow strength and dependability, believing this leads to higher levels of franchise durability. Jennison continually assesses its holdings and strongly believe that its value-oriented positions consist of businesses with short-term valuations that do not reflect their true long-term intrinsic value.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Blend Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Blend Fund	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A Actual	$1,000.00	$1,132.40	0.91%	$ 4.89
Hypothetical	$1,000.00	$1,020.62	0.91%	$ 4.63
Class C Actual	$1,000.00	$1,126.70	1.91%	$10.24
Hypothetical	$1,000.00	$1,015.58	1.91%	$ 9.70
Class Z Actual	$1,000.00	$1,134.00	0.62%	$ 3.33
Hypothetical	$1,000.00	$1,022.08	0.62%	$ 3.16
Class R6 Actual	$1,000.00	$1,133.60	0.63%	$ 3.39
Hypothetical	$1,000.00	$1,022.03	0.63%	$ 3.21

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of August 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.7%

COMMON STOCKS

Aerospace & Defense 1.2%

Airbus SE (France)*	51,692	$7,082,731
Curtiss-Wright Corp.	7,959	969,247
Raytheon Technologies Corp.	76,152	6,454,644

		14,506,622

Air Freight & Logistics 0.5%

FedEx Corp.	22,645	6,016,550

Airlines 0.6%

Delta Air Lines, Inc.*	102,676	4,152,217
Hawaiian Holdings, Inc.*	94,119	1,903,086
Sun Country Airlines Holdings, Inc.*	39,986	1,295,147

		7,350,450

Auto Components 0.1%

Patrick Industries, Inc.	16,459	1,343,219

Automobiles 2.5%

General Motors Co.*	149,365	7,320,379
Tesla, Inc.*	33,552	24,684,877

		32,005,256

Banks 7.0%

Ameris Bancorp	45,987	2,264,400
Bank of America Corp.	262,649	10,965,596
BankUnited, Inc.	109,302	4,593,963
Byline Bancorp, Inc.	80,569	1,981,997
Citigroup, Inc.	105,095	7,557,382
First Bancorp.	64,801	2,706,090
First BanCorp. (Puerto Rico)	78,210	995,613
First Foundation, Inc.	143,641	3,451,693
Fulton Financial Corp.	149,725	2,373,141
Hilltop Holdings, Inc.	28,748	962,196
International Bancshares Corp.	46,855	1,962,287
JPMorgan Chase & Co.	88,383	14,136,861
PacWest Bancorp	62,584	2,662,949
Pinnacle Financial Partners, Inc.	44,673	4,329,707
PNC Financial Services Group, Inc. (The)	44,879	8,576,377
Silvergate Capital Corp. (Class A Stock)*	9,766	1,103,363
South State Corp.	14,793	1,014,504

See Notes to Financial Statements.

PGIM Jennison Blend Fund    13

Schedule of Investments  (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Truist Financial Corp.	149,802	$8,547,702
UMB Financial Corp.	18,062	1,654,118
Valley National Bancorp	209,848	2,736,418
Wintrust Financial Corp.	42,608	3,188,783

		87,765,140

Beverages 0.4%

PepsiCo, Inc.	34,428	5,384,195

Biotechnology 2.1%

Amicus Therapeutics, Inc.*	227,117	2,586,863
Apellis Pharmaceuticals, Inc.*	53,405	3,516,719
Avid Bioservices, Inc.*	106,144	2,572,931
BioNTech SE (Germany), ADR*	11,572	3,809,387
Blueprint Medicines Corp.*	18,484	1,724,003
C4 Therapeutics, Inc.*	26,711	1,071,912
Denali Therapeutics, Inc.*	21,754	1,157,313
Intellia Therapeutics, Inc.*	9,170	1,472,060
Ironwood Pharmaceuticals, Inc.*(a)	170,344	2,231,506
Karyopharm Therapeutics, Inc.*(a)	233,158	1,352,316
Nurix Therapeutics, Inc.*(a)	42,814	1,378,183
ORIC Pharmaceuticals, Inc.*	69,402	1,533,090
Turning Point Therapeutics, Inc.*	24,312	1,872,510

		26,278,793

Building Products 1.1%

JELD-WEN Holding, Inc.*	76,609	2,109,812
Johnson Controls International PLC	125,196	9,364,661
UFP Industries, Inc.	24,747	1,858,004

		13,332,477

Capital Markets 3.4%

Artisan Partners Asset Management, Inc. (Class A Stock)	17,670	918,133
Blackstone, Inc.	64,644	8,127,690
Bridge Investment Group Holdings, Inc. (Class A Stock)*	132,159	2,512,343
Brightsphere Investment Group, Inc.	195,261	5,309,146
Focus Financial Partners, Inc. (Class A Stock)*	20,025	1,038,897
Goldman Sachs Group, Inc. (The)	32,617	13,487,456
Houlihan Lokey, Inc.	34,664	3,126,693
Lazard Ltd. (Class A Stock)	77,928	3,693,787

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)

Moelis & Co. (Class A Stock)	47,536	$2,944,855
Open Lending Corp. (Class A Stock)*	48,472	1,792,010

		42,951,010

Chemicals 1.7%

Avient Corp.	127,409	6,636,735
HB Fuller Co.	16,229	1,096,593
Linde PLC (United Kingdom)	38,532	12,121,782
Tronox Holdings PLC (Class A Stock)	66,086	1,396,397

		21,251,507

Commercial Services & Supplies 0.4%

ABM Industries, Inc.	20,775	1,028,778
ACV Auctions, Inc. (Class A Stock)*	55,053	1,123,632
Harsco Corp.*(a)	76,672	1,398,497
Herman Miller, Inc.	32,869	1,381,484

		4,932,391

Communications Equipment 0.5%

Cisco Systems, Inc.	94,835	5,597,162

Construction & Engineering 0.8%

Great Lakes Dredge & Dock Corp.*	330,462	4,993,281
Primoris Services Corp.	82,328	2,115,830
WillScot Mobile Mini Holdings Corp.*	115,092	3,406,723

		10,515,834

Construction Materials 0.3%

Summit Materials, Inc. (Class A Stock)*(a)	121,357	4,086,090

Consumer Finance 1.0%

Capital One Financial Corp.	49,286	8,179,997
SLM Corp.	247,961	4,649,269

		12,829,266

Containers & Packaging 0.6%

Crown Holdings, Inc.	71,200	7,817,048

Diversified Consumer Services 0.0%

Duolingo, Inc.*	3,759	487,016

See Notes to Financial Statements.

PGIM Jennison Blend Fund    15

Schedule of Investments  (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Telecommunication Services 0.3%

Bandwidth, Inc. (Class A Stock)*(a)	30,837	$3,173,127
Globalstar, Inc.*(a)	409,696	815,295

		3,988,422

Electrical Equipment 0.4%

Atkore, Inc.*	23,006	2,134,267
AZZ, Inc.	24,137	1,292,536
Encore Wire Corp.	19,627	1,668,491

		5,095,294

Electronic Equipment, Instruments & Components 0.9%

Belden, Inc.	23,001	1,316,808
Littelfuse, Inc.	10,293	2,937,622
Methode Electronics, Inc.	45,995	2,141,987
nLight, Inc.*	83,442	2,303,834
Sanmina Corp.*	35,238	1,391,196
Vishay Intertechnology, Inc.	51,728	1,136,464

		11,227,911

Energy Equipment & Services 0.4%

Cactus, Inc. (Class A Stock)	76,296	2,861,863
Oceaneering International, Inc.*	124,395	1,530,058

		4,391,921

Entertainment 2.2%

Netflix, Inc.*	21,722	12,363,945
Spotify Technology SA*	18,340	4,297,796
Walt Disney Co. (The)*	56,995	10,333,193

		26,994,934

Equity Real Estate Investment Trusts (REITs) 2.0%

Cousins Properties, Inc.	54,911	2,117,368
DiamondRock Hospitality Co.*	121,706	1,100,222
DigitalBridge Group, Inc.*(a)	133,449	920,798
Independence Realty Trust, Inc.(a)	112,275	2,299,392
Kite Realty Group Trust	44,021	891,865
National Storage Affiliates Trust	108,652	6,220,327
PotlatchDeltic Corp.	41,034	2,131,716
Retail Opportunity Investments Corp.	95,834	1,732,679
SITE Centers Corp.	131,050	2,111,216

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)

Summit Hotel Properties, Inc.*	229,928	$2,142,929
Tanger Factory Outlet Centers, Inc.	60,479	1,011,209
Urban Edge Properties	102,304	1,937,638

		24,617,359

Food & Staples Retailing 1.7%

BJ’s Wholesale Club Holdings, Inc.*(a)	37,848	2,144,468
Costco Wholesale Corp.	10,769	4,905,172
Performance Food Group Co.*	80,633	4,049,389
Sprouts Farmers Market, Inc.*(a)	76,030	1,893,147
Walmart, Inc.	58,401	8,649,188

		21,641,364

Food Products 0.9%

Adecoagro SA (Brazil)*	293,351	2,742,832
Freshpet, Inc.*	14,725	1,886,862
Mondelez International, Inc. (Class A Stock)	112,431	6,978,592

		11,608,286

Gas Utilities 0.2%

New Jersey Resources Corp.	62,120	2,319,561

Health Care Equipment & Supplies 3.0%

Abbott Laboratories	63,596	8,036,626
BioLife Solutions, Inc.*(a)	38,033	2,219,606
Danaher Corp.	23,104	7,489,393
Integra LifeSciences Holdings Corp.*	22,521	1,694,255
Intersect ENT, Inc.*	45,127	1,227,906
Nevro Corp.*	11,965	1,459,730
Outset Medical, Inc.*(a)	61,923	3,052,185
Shockwave Medical, Inc.*	7,137	1,528,817
Silk Road Medical, Inc.*	21,604	1,280,685
STAAR Surgical Co.*	8,280	1,279,011
Tandem Diabetes Care, Inc.*	28,714	3,220,849
Zimmer Biomet Holdings, Inc.	38,269	5,757,571

		38,246,634

Health Care Providers & Services 2.5%

Acadia Healthcare Co., Inc.*	77,310	5,111,737
Accolade, Inc.*(a)	49,278	2,334,792
AMN Healthcare Services, Inc.*	15,182	1,723,461

See Notes to Financial Statements.

PGIM Jennison Blend Fund    17

Schedule of Investments  (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)

Cigna Corp.	18,775	$3,973,729
Community Health Systems, Inc.*	75,312	927,091
Ensign Group, Inc. (The)	14,991	1,224,315
HealthEquity, Inc.*	12,779	820,028
Laboratory Corp. of America Holdings*	23,488	7,125,789
Owens & Minor, Inc.	24,866	927,004
Progyny, Inc.*	67,016	3,744,184
Select Medical Holdings Corp.	59,416	2,054,011
Talkspace, Inc.*(a)	162,432	852,768

		30,818,909

Health Care Technology 0.8%

Inspire Medical Systems, Inc.*	15,238	3,406,607
Omnicell, Inc.*	10,913	1,694,462
Phreesia, Inc.*	60,989	4,363,763
Sophia Genetics SA (Switzerland)*	47,833	945,658

		10,410,490

Hotels, Restaurants & Leisure 2.5%

Airbnb, Inc. (Class A Stock)*	34,656	5,371,333
Bally’s Corp.*	48,698	2,446,588
BJ’s Restaurants, Inc.*	25,040	1,070,710
Bloomin’ Brands, Inc.*	122,320	3,276,953
Chipotle Mexican Grill, Inc.*	2,220	4,225,393
Jack in the Box, Inc.	31,444	3,331,806
McDonald’s Corp.	20,831	4,946,529
Royal Caribbean Cruises Ltd.*(a)	53,054	4,389,157
Rush Street Interactive, Inc.*(a)	112,541	1,674,610
Wingstop, Inc.	6,734	1,157,777

		31,890,856

Household Durables 0.9%

Beazer Homes USA, Inc.*	63,477	1,187,655
Century Communities, Inc.	39,185	2,746,869
D.R. Horton, Inc.	48,885	4,674,384
Ethan Allen Interiors, Inc.	39,774	955,371
LGI Homes, Inc.*	6,131	982,983
M/I Homes, Inc.*	15,641	1,007,124

		11,554,386

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Household Products 0.4%

Procter & Gamble Co. (The)	32,603	$4,642,341

Independent Power & Renewable Electricity Producers 0.3%

NextEra Energy Partners LP	44,638	3,567,915

Industrial Conglomerates 0.4%

General Electric Co.	43,356	4,570,156

Insurance 2.2%

Axis Capital Holdings Ltd.	34,264	1,753,289
Chubb Ltd.	49,698	9,140,456
CNO Financial Group, Inc.	85,990	2,103,315
Goosehead Insurance, Inc. (Class A Stock)(a)	16,630	2,440,951
Marsh & McLennan Cos., Inc.	40,407	6,351,981
MetLife, Inc.	103,324	6,406,088

		28,196,080

Interactive Media & Services 6.4%

Alphabet, Inc. (Class A Stock)*	9,873	28,571,968
Alphabet, Inc. (Class C Stock)*	4,829	14,048,720
Bumble, Inc. (Class A Stock)*(a)	29,108	1,586,386
Facebook, Inc. (Class A Stock)*	50,079	18,998,971
Match Group, Inc.*	48,438	6,657,319
Snap, Inc. (Class A Stock)*	141,330	10,756,626

		80,619,990

Internet & Direct Marketing Retail 3.2%

Amazon.com, Inc.*	8,093	28,089,104
MercadoLibre, Inc. (Argentina)*	6,260	11,690,237
Shutterstock, Inc.	8,808	1,015,210

		40,794,551

IT Services 7.8%

Adyen NV (Netherlands), 144A*	4,488	14,481,825
Affirm Holdings, Inc.*	27,025	2,603,589
EVERTEC, Inc. (Puerto Rico)	43,759	2,023,854
Evo Payments, Inc. (Class A Stock)*	73,584	1,871,977
ExlService Holdings, Inc.*	11,253	1,385,694
Flywire Corp.*(a)	18,257	801,665
Grid Dynamics Holdings, Inc.*(a)	87,611	2,345,346
Mastercard, Inc. (Class A Stock)	20,359	7,048,897

See Notes to Financial Statements.

PGIM Jennison Blend Fund    19

Schedule of Investments  (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services (cont’d.)

Maximus, Inc.	11,928	$1,038,810
Okta, Inc.*	4,630	1,220,468
Payoneer Global, Inc.*(a)	153,142	1,572,768
PayPal Holdings, Inc.*	35,168	10,151,595
Shopify, Inc. (Canada) (Class A Stock)*	14,003	21,351,494
Snowflake, Inc. (Class A Stock)*	9,314	2,834,716
Square, Inc. (Class A Stock)*	37,048	9,931,457
Twilio, Inc. (Class A Stock)*	22,497	8,030,529
Visa, Inc. (Class A Stock)(a)	41,686	9,550,263

		98,244,947

Leisure Products 0.4%

Brunswick Corp.	51,412	4,980,280

Life Sciences Tools & Services 0.3%

NeoGenomics, Inc.*(a)	33,051	1,606,940
Sartorius Stedim Biotech (France)	4,408	2,677,643

		4,284,583

Machinery 2.0%

Colfax Corp.*	65,508	3,155,520
Fortive Corp.	65,563	4,843,139
Gates Industrial Corp. PLC*	100,931	1,653,250
Kennametal, Inc.	33,856	1,258,766
Mueller Water Products, Inc. (Class A Stock)	151,817	2,523,199
Otis Worldwide Corp.	68,297	6,298,349
Rexnord Corp.	67,461	4,098,931
Terex Corp.	18,786	959,025

		24,790,179

Marine 0.2%

Matson, Inc.	25,216	1,996,351

Media 0.6%

AMC Networks, Inc. (Class A Stock)*	24,851	1,181,168
Cardlytics, Inc.*	13,913	1,263,022
EW Scripps Co. (The) (Class A Stock)	58,226	1,079,510
Gray Television, Inc.	84,529	1,922,190
TEGNA, Inc.	143,738	2,547,037

		7,992,927

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining 0.1%

Commercial Metals Co.	54,691	$1,784,020

Multiline Retail 0.1%

Macy’s, Inc.*	67,247	1,505,660

Multi-Utilities 1.0%

Dominion Energy, Inc.	164,121	12,775,179

Oil, Gas & Consumable Fuels 2.2%

ConocoPhillips	358,296	19,896,177
Kosmos Energy Ltd. (Ghana)*	412,171	972,724
PDC Energy, Inc.	128,382	5,359,948
Renewable Energy Group, Inc.*(a)	19,117	925,645

		27,154,494

Personal Products 0.9%

elf Beauty, Inc.*	105,701	3,271,446
Estee Lauder Cos., Inc. (The) (Class A Stock)	25,040	8,525,870

		11,797,316

Pharmaceuticals 2.8%

AstraZeneca PLC (United Kingdom), ADR	162,120	9,448,354
Bristol-Myers Squibb Co.	91,285	6,103,315
Eli Lilly & Co.	59,519	15,373,162
Prestige Consumer Healthcare, Inc.*	59,499	3,414,648
Revance Therapeutics, Inc.*(a)	53,219	1,425,205

		35,764,684

Professional Services 0.5%

ASGN, Inc.*	8,887	997,033
CBIZ, Inc.*	31,825	1,085,551
Kforce, Inc.	29,200	1,705,864
Korn Ferry	17,418	1,231,278
Upwork, Inc.*(a)	22,351	999,313

		6,019,039

Real Estate Management & Development 0.1%

Kennedy-Wilson Holdings, Inc.	54,334	1,194,805

Road & Rail 1.3%

Saia, Inc.*	21,012	5,045,612

See Notes to Financial Statements.

PGIM Jennison Blend Fund    21

Schedule of Investments  (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail (cont’d.)

Uber Technologies, Inc.*	137,961	$5,399,793
Union Pacific Corp.	27,096	5,875,497

		16,320,902

Semiconductors & Semiconductor Equipment 5.4%

Amkor Technology, Inc.	44,886	1,233,018
Broadcom, Inc.	17,045	8,474,945
Brooks Automation, Inc.	36,052	3,062,978
Cohu, Inc.*	32,572	1,162,169
Lam Research Corp.	10,590	6,405,044
Lattice Semiconductor Corp.*	58,218	3,616,502
MACOM Technology Solutions Holdings, Inc.*	38,238	2,321,429
MaxLinear, Inc.*	53,489	2,793,731
NVIDIA Corp.	87,919	19,680,668
QUALCOMM, Inc.	47,274	6,934,623
SunPower Corp.*(a)	50,396	1,086,034
Texas Instruments, Inc.	44,031	8,405,958
Tower Semiconductor Ltd. (Israel)*	99,786	2,933,708

		68,110,807

Software 7.5%

Adobe, Inc.*	23,519	15,609,560
Appian Corp.*(a)	9,258	992,458
Atlassian Corp. PLC (Class A Stock)*	18,294	6,714,996
Clear Secure, Inc. (Class A Stock)*	30,478	1,416,313
Crowdstrike Holdings, Inc. (Class A Stock)*	27,059	7,603,579
Descartes Systems Group, Inc. (The) (Canada)*	30,599	2,398,962
Digital Turbine, Inc.*(a)	18,359	1,073,083
Everbridge, Inc.*	20,587	3,231,541
Intapp, Inc.*	41,492	1,514,458
J2 Global, Inc.*	15,927	2,193,148
Microsoft Corp.	97,224	29,349,981
PagerDuty, Inc.*	38,197	1,634,832
salesforce.com, Inc.*	33,057	8,769,030
Sprout Social, Inc. (Class A Stock)*	28,177	3,426,323
Trade Desk, Inc. (The) (Class A Stock)*	58,480	4,681,324
Varonis Systems, Inc.*	37,832	2,610,786
Verint Systems, Inc.*	37,984	1,695,606

		94,915,980

Specialty Retail 3.0%

Asbury Automotive Group, Inc.*	6,315	1,176,106

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)

Boot Barn Holdings, Inc.*	28,289	$2,525,642
Buckle, Inc. (The)(a)	28,093	1,088,042
Carvana Co.*	13,145	4,312,349
Citi Trends, Inc.*(a)	20,122	1,733,309
Home Depot, Inc. (The)	12,990	4,237,078
Lowe’s Cos., Inc.	30,423	6,202,945
MarineMax, Inc.*(a)	18,181	883,960
National Vision Holdings, Inc.*	48,289	2,896,374
Ross Stores, Inc.	42,917	5,081,373
TJX Cos., Inc. (The)	60,723	4,415,777
Urban Outfitters, Inc.*	26,408	871,992
Vroom, Inc.*(a)	34,910	937,683
Zumiez, Inc.*	34,528	1,387,680

		37,750,310

Technology Hardware, Storage & Peripherals 2.7%

3D Systems Corp.*	43,056	1,310,624
Apple, Inc.	216,243	32,832,175

		34,142,799

Textiles, Apparel & Luxury Goods 2.4%

Crocs, Inc.*	8,983	1,282,952
Kontoor Brands, Inc.	66,198	3,572,044
Lululemon Athletica, Inc.*	16,100	6,442,737
LVMH Moet Hennessy Louis Vuitton SE (France)	12,992	9,630,525
NIKE, Inc. (Class B Stock)	55,135	9,082,940

		30,011,198

Thrifts & Mortgage Finance 0.5%

Axos Financial, Inc.*	41,540	2,013,859
Provident Financial Services, Inc.	54,419	1,201,028
WSFS Financial Corp.	60,256	2,736,225

		5,951,112

Tobacco 0.1%

Universal Corp.	33,864	1,713,518

Trading Companies & Distributors 0.9%

Core & Main, Inc. (Class A Stock)*	65,889	1,807,335
Herc Holdings, Inc.*	8,742	1,149,136
Rush Enterprises, Inc. (Class A Stock)	68,196	3,007,444

See Notes to Financial Statements.

PGIM Jennison Blend Fund    23

Schedule of Investments   (continued)

as of August 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)
Triton International Ltd. (Bermuda)	18,206	$996,232
United Rentals, Inc.*	13,104	4,621,126

		11,581,273

Water Utilities 0.1%
California Water Service Group	15,880	1,009,174

TOTAL LONG-TERM INVESTMENTS (cost $735,224,723)		1,243,438,923

SHORT-TERM INVESTMENTS 3.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	11,332,552	11,332,552
PGIM Institutional Money Market Fund (cost $35,896,425; includes $35,894,529 of cash collateral for securities on loan)(b)(wa)	35,948,814	35,927,244

TOTAL SHORT-TERM INVESTMENTS (cost $47,228,977)		47,259,796

TOTAL INVESTMENTS 102.5% (cost $782,453,700)		1,290,698,719
Liabilities in excess of other assets (2.5)%		(30,884,958)

NET ASSETS 100.0%		$1,259,813,761

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $35,472,879; cash collateral of $35,894,529 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$7,423,891	$7,082,731	$—
Air Freight & Logistics	6,016,550	—	—
Airlines	7,350,450	—	—
Auto Components	1,343,219	—	—
Automobiles	32,005,256	—	—
Banks	87,765,140	—	—
Beverages	5,384,195	—	—
Biotechnology	26,278,793	—	—
Building Products	13,332,477	—	—
Capital Markets	42,951,010	—	—
Chemicals	21,251,507	—	—
Commercial Services & Supplies	4,932,391	—	—
Communications Equipment	5,597,162	—	—
Construction & Engineering	10,515,834	—	—
Construction Materials	4,086,090	—	—
Consumer Finance	12,829,266	—	—
Containers & Packaging	7,817,048	—	—
Diversified Consumer Services	487,016	—	—
Diversified Telecommunication Services	3,988,422	—	—
Electrical Equipment	5,095,294	—	—
Electronic Equipment, Instruments & Components	11,227,911	—	—
Energy Equipment & Services	4,391,921	—	—
Entertainment	26,994,934	—	—
Equity Real Estate Investment Trusts (REITs)	24,617,359	—	—
Food & Staples Retailing	21,641,364	—	—
Food Products	11,608,286	—	—
Gas Utilities	2,319,561	—	—
Health Care Equipment & Supplies	38,246,634	—	—
Health Care Providers & Services	30,818,909	—	—
Health Care Technology	10,410,490	—	—
Hotels, Restaurants & Leisure	31,890,856	—	—
Household Durables	11,554,386	—	—

See Notes to Financial Statements.

PGIM Jennison Blend Fund    25

Schedule of Investments  (continued)

as of August 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Household Products	$4,642,341	$—	$—
Independent Power & Renewable Electricity Producers	3,567,915	—	—
Industrial Conglomerates	4,570,156	—	—
Insurance	28,196,080	—	—
Interactive Media & Services	80,619,990	—	—
Internet & Direct Marketing Retail	40,794,551	—	—
IT Services	83,763,122	14,481,825	—
Leisure Products	4,980,280	—	—
Life Sciences Tools & Services	1,606,940	2,677,643	—
Machinery	24,790,179	—	—
Marine	1,996,351	—	—
Media	7,992,927	—	—
Metals & Mining	1,784,020	—	—
Multiline Retail	1,505,660	—	—
Multi-Utilities	12,775,179	—	—
Oil, Gas & Consumable Fuels	27,154,494	—	—
Personal Products.	11,797,316	—	—
Pharmaceuticals	35,764,684	—	—
Professional Services	6,019,039	—	—
Real Estate Management & Development	1,194,805	—	—
Road & Rail	16,320,902	—	—
Semiconductors & Semiconductor Equipment	68,110,807	—	—
Software	94,915,980	—	—
Specialty Retail	37,750,310	—	—
Technology Hardware, Storage & Peripherals	34,142,799	—	—
Textiles, Apparel & Luxury Goods	20,380,673	9,630,525	—
Thrifts & Mortgage Finance	5,951,112	—	—
Tobacco	1,713,518	—	—
Trading Companies & Distributors	11,581,273	—	—
Water Utilities	1,009,174	—	—
Short-Term Investments
Affiliated Mutual Funds	47,259,796	—	—

Total	$1,256,825,995	$33,872,724	$—

See Notes to Financial Statements.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2021 were as follows (unaudited):

IT Services	7.8%
Software	7.5
Banks	7.0
Interactive Media & Services	6.4
Semiconductors & Semiconductor Equipment	5.4
Affiliated Mutual Funds (2.8% represents investments purchased with collateral from securities on loan)	3.8
Capital Markets	3.4
Internet & Direct Marketing Retail	3.2
Health Care Equipment & Supplies	3.0
Specialty Retail	3.0
Pharmaceuticals	2.8
Technology Hardware, Storage & Peripherals	2.7
Automobiles	2.5
Hotels, Restaurants & Leisure	2.5
Health Care Providers & Services	2.5
Textiles, Apparel & Luxury Goods	2.4
Insurance	2.2
Oil, Gas & Consumable Fuels	2.2
Entertainment	2.2
Biotechnology	2.1
Machinery	2.0
Equity Real Estate Investment Trusts (REITs)	2.0
Food & Staples Retailing	1.7
Chemicals	1.7
Road & Rail	1.3
Aerospace & Defense	1.2
Building Products	1.1
Consumer Finance	1.0
Multi-Utilities	1.0
Personal Products	0.9
Food Products	0.9
Trading Companies & Distributors	0.9
Household Durables	0.9
Electronic Equipment, Instruments & Components	0.9
Construction & Engineering	0.8

Health Care Technology	0.8%
Media	0.6
Containers & Packaging	0.6
Airlines	0.6
Professional Services	0.5
Air Freight & Logistics	0.5
Thrifts & Mortgage Finance	0.5
Communications Equipment	0.5
Beverages	0.4
Electrical Equipment	0.4
Leisure Products	0.4
Commercial Services & Supplies	0.4
Household Products	0.4
Industrial Conglomerates	0.4
Energy Equipment & Services	0.4
Life Sciences Tools & Services	0.3
Construction Materials	0.3
Diversified Telecommunication Services	0.3
Independent Power & Renewable Electricity Producers	0.3
Gas Utilities	0.2
Marine	0.2
Metals & Mining	0.1
Tobacco	0.1
Multiline Retail	0.1
Auto Components	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0 *

102.5
Liabilities in excess of other assets	(2.5)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit

See Notes to Financial Statements.

PGIM Jennison Blend Fund    27

Schedule of Investments (continued)

as of August 31, 2021

offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$35,472,879	$(35,472,879)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of August 31, 2021

Assets
Investments at value, including securities on loan of $35,472,879:
Unaffiliated investments (cost $735,224,723)	$1,243,438,923
Affiliated investments (cost $47,228,977)	47,259,796
Cash	25
Receivable for investments sold	6,324,298
Dividends receivable	893,419
Receivable for Fund shares sold	386,035
Tax reclaim receivable	79,349
Prepaid expenses	217

Total Assets	1,298,382,062

Liabilities
Payable to broker for collateral for securities on loan	35,894,529
Payable for Fund shares purchased	862,561
Payable for investments purchased	649,405
Management fee payable	502,732
Distribution fee payable	306,393
Accrued expenses and other liabilities	223,116
Affiliated transfer agent fee payable	126,412
Directors’ fees payable	3,153

Total Liabilities	38,568,301

Net Assets	$1,259,813,761

Net assets were comprised of:
Common stock, at par	$439,978
Paid-in capital in excess of par	567,271,248
Total distributable earnings (loss)	692,102,535

Net assets, August 31, 2021	$1,259,813,761

See Notes to Financial Statements.

PGIM Jennison Blend Fund    29

Statement of Assets and Liabilities

as of August 31, 2021

Class A
Net asset value and redemption price per share, ($1,204,529,373 ÷ 42,033,608 shares of common stock issued and outstanding)	$28.66
Maximum sales charge (5.50% of offering price)	1.67

Maximum offering price to public	$30.33

Class C
Net asset value, offering price and redemption price per share,
($6,484,347 ÷ 268,033 shares of common stock issued and outstanding)	$24.19

Class Z
Net asset value, offering price and redemption price per share,
($47,598,411 ÷ 1,654,378 shares of common stock issued and outstanding)	$28.77

Class R6
Net asset value, offering price and redemption price per share,
($1,201,630 ÷ 41,762 shares of common stock issued and outstanding)	$28.77

See Notes to Financial Statements.

Statement of Operations

Year Ended August 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $35,727 foreign withholding tax)	$10,117,166
Income from securities lending, net (including affiliated income of $53,459)	176,370
Affiliated dividend income	30,103

Total income	10,323,639

Expenses
Management fee	5,460,062
Distribution fee(a)	3,307,116
Transfer agent’s fees and expenses (including affiliated expense of $642,286)(a)	1,213,249
Custodian and accounting fees	118,199
Registration fees(a)	61,575
Shareholders’ reports	45,702
Audit fee	28,426
Legal fees and expenses	25,490
Directors’ fees	23,010
Miscellaneous	30,790

Total expenses	10,313,619
Less: Fee waiver and/or expense reimbursement(a)	(16,115)

Net expenses	10,297,504

Net investment income (loss)	26,135

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(13,885))	210,209,491
Foreign currency transactions	(7,683)

210,201,808

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(20,643))	132,220,923
Foreign currencies	179

132,221,102

Net gain (loss) on investment and foreign currency transactions	342,422,910

Net Increase (Decrease) In Net Assets Resulting From Operations	$342,449,045

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	3,247,157	59,959	—	—
Transfer agent’s fees and expenses	1,161,686	11,878	39,616	69
Registration fees	18,810	14,781	11,530	16,454
Fee waiver and/or expense reimbursement	—	—	—	(16,115)

See Notes to Financial Statements.

PGIM Jennison Blend Fund    31

Statements of Changes in Net Assets

	Year Ended August 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$26,135	$3,316,910
Net realized gain (loss) on investment and foreign currency transactions	210,201,808	70,971,981
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	132,221,102	119,776,593

Net increase (decrease) in net assets resulting from operations	342,449,045	194,065,484

Dividends and Distributions
Distributions from distributable earnings
Class A	(77,340,033)	(59,618,022)
Class B	—	(216,019)
Class C	(534,155)	(422,953)
Class Z	(3,017,918)	(2,232,703)
Class R6	(1,170)	(823)

	(80,893,276)	(62,490,520)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	19,791,292	11,898,639
Net asset value of shares issued in reinvestment of dividends and distributions	79,353,122	61,190,709
Cost of shares purchased	(107,541,556)	(106,905,881)

Net increase (decrease) in net assets from Fund share transactions	(8,397,142)	(33,816,533)

Total increase (decrease)	253,158,627	97,758,431

Net Assets:

Beginning of year	1,006,655,134	908,896,703

End of year	$1,259,813,761	$1,006,655,134

See Notes to Financial Statements.

Financial Highlights

Class A Shares
	Year Ended August 31,
	2021		2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$22.84		$19.81	$23.31	$21.09	$19.19
Income (loss) from investment operations:
Net investment income (loss)	-(b	)	0.07	0.09	0.08	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.70		4.36	(1.39)	4.07	3.12
Total from investment operations	7.70		4.43	(1.30)	4.15	3.18
Less Dividends and Distributions:
Dividends from net investment income	(0.08)		(0.10)	(0.09)	(0.02)	(0.17)
Distributions from net realized gains	(1.80)		(1.30)	(2.11)	(1.91)	(1.11)
Total dividends and distributions	(1.88)		(1.40)	(2.20)	(1.93)	(1.28)
Net asset value, end of year	$28.66		$22.84	$19.81	$23.31	$21.09
Total Return(c):	35.59%		23.38%	(4.69)%	20.90%	17.31%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,205		$966	$869	$998	$912
Average net assets (in millions)	$1,082		$860	$889	$960	$890
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.92%		0.96%	0.96%	0.93%	0.97%
Expenses before waivers and/or expense reimbursement	0.92%		0.96%	0.96%	0.93%	0.97%
Net investment income (loss)	-	%(b)	0.37%	0.43%	0.36%	0.30%
Portfolio turnover rate(f)	70%		66%	50%	50%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Blend Fund    33

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2021		2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.67		$17.32	$20.77	$19.10	$17.50
Income (loss) from investment operations:
Net investment income (loss)	(0.22	)(b)	(0.11)	(0.08)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.54		3.76	(1.26)	3.66	2.84
Total from investment operations	6.32		3.65	(1.34)	3.58	2.77
Less Dividends and Distributions:
Dividends from net investment income	-		-	-	-	(0.06)
Distributions from net realized gains	(1.80)		(1.30)	(2.11)	(1.91)	(1.11)
Total dividends and distributions	(1.80)		(1.30)	(2.11)	(1.91)	(1.17)
Net asset value, end of year	$24.19		$19.67	$17.32	$20.77	$19.10
Total Return(c):	34.16%		22.08%	(5.60)%	19.99%	16.51%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6		$6	$6	$20	$20
Average net assets (in millions)	$6		$6	$14	$20	$20
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.95%		2.01%	1.81%	1.70%	1.67%
Expenses before waivers and/or expense reimbursement	1.95%		2.01%	1.81%	1.70%	1.67%
Net investment income (loss)	(1.03)%		(0.67)%	(0.46)%	(0.41)%	(0.40)%
Portfolio turnover rate(f)	70%		66%	50%	50%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class Z Shares
	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$22.91	$19.87	$23.38	$21.13	$19.22
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.13	0.14	0.14	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.72	4.37	(1.39)	4.08	3.12
Total from investment operations	7.79	4.50	(1.25)	4.22	3.24
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.16)	(0.15)	(0.06)	(0.22)
Distributions from net realized gains	(1.80)	(1.30)	(2.11)	(1.91)	(1.11)
Total dividends and distributions	(1.93)	(1.46)	(2.26)	(1.97)	(1.33)
Net asset value, end of year	$28.77	$22.91	$19.87	$23.38	$21.13
Total Return(b):	35.96%	23.68%	(4.42)%	21.24%	17.67%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$48	$35	$30	$36	$32
Average net assets (in millions)	$41	$31	$31	$34	$30
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.68%	0.69%	0.66%	0.67%
Expenses before waivers and/or expense reimbursement	0.63%	0.68%	0.69%	0.66%	0.67%
Net investment income (loss)	0.28%	0.65%	0.70%	0.64%	0.60%
Portfolio turnover rate(e)	70%	66%	50%	50%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Blend Fund    35

Financial Highlights (continued)

Class R6 Shares
	Year Ended August 31,			October 26, 2017(a) through August 31,
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$22.91	$19.87	$23.38	$21.85
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.13	0.14	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.74	4.37	(1.39)	3.37
Total from investment operations	7.79	4.50	(1.25)	3.50
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.16)	(0.15)	(0.06)
Distributions from net realized gains	(1.80)	(1.30)	(2.11)	(1.91)
Total dividends and distributions	(1.93)	(1.46)	(2.26)	(1.97)
Net asset value, end of period	$28.77	$22.91	$19.87	$23.38
Total Return(c):	35.96%	23.69%	(4.42)%	17.25%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,202	$14	$11	$12
Average net assets (in thousands)	$324	$12	$11	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.68%	0.68%	0.66	%(e)
Expenses before waivers and/or expense reimbursement	5.61%	130.02%	165.48%	218.39	%(e)
Net investment income (loss)	0.17%	0.65%	0.71%	0.68	%(e)
Portfolio turnover rate(f)	70%	66%	50%	50%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Jennison Blend Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. PGIM Jennison Blend Fund (the “Fund”) is the sole series of the Company. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term capital growth.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Jennison Blend Fund    37

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed

PGIM Jennison Blend Fund    39

Notes to Financial Statements (continued)

with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”or the “subadviser”). The Manager pays for the services of Jennison.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.48% for the year ended August 31, 2021.

The Manager has contractually agreed, through December 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.68% of average

PGIM Jennison Blend Fund    41

Notes to Financial Statements (continued)

daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended August 31, 2021, PIMS received $265,942 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2021, PIMS received $151 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2021, were $774,499,764 and $860,371,659, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$ 25,596,719	$169,292,614	$183,556,781	$ —	$ —	$11,332,552	11,332,552	$30,103

PGIM Institutional Money Market Fund (1)(b)(wa)
176,090,925	392,565,066	532,694,219	(20,643)	(13,885)	35,927,244	35,948,814	53,459	(2)

$201,687,644	$561,857,680	$716,251,000	$(20,643)	$(13,885)	$47,259,796		$83,562

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

PGIM Jennison Blend Fund    43

Notes to Financial Statements (continued)

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2021, the tax character of dividends paid by the Fund were $10,060,060 of ordinary income and $70,833,216 of long-term capital gains. For the year ended August 31, 2020, the tax character of dividends paid by the Fund were $4,565,634 of ordinary income and $57,924,886 of long-term capital gains.

As of August 31, 2021, the accumulated undistributed earnings on a tax basis were $79,848,564 of ordinary income and $107,527,652 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$785,972,400	$521,270,501	$(16,544,182)	$504,726,319

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding

Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 1 billion shares of common stock, $0.01 par value per share, designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	200,000,000
Class B	5,000,000
Class C	25,000,000
Class Z	340,000,000
Class T	100,000,000
Class R6	330,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of August 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	31,414	0.1%
Class R6	655	1.6%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	2	31.6%

PGIM Jennison Blend Fund    45

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2021:
Shares sold	577,434	$14,748,808
Shares issued in reinvestment of dividends and distributions	3,251,188	75,880,195
Shares purchased	(3,995,608)	(100,084,361)

Net increase (decrease) in shares outstanding before conversion	(166,986)	(9,455,358)
Shares issued upon conversion from other share class(es)	73,712	1,873,889
Shares purchased upon conversion into other share class(es)	(171,667)	(4,399,972)

Net increase (decrease) in shares outstanding	(264,941)	$(11,981,441)

Year ended August 31, 2020:
Shares sold	549,092	$10,651,039
Shares issued in reinvestment of dividends and distributions	2,917,581	58,380,797
Shares purchased	(5,071,202)	(99,503,966)

Net increase (decrease) in shares outstanding before conversion	(1,604,529)	(30,472,130)
Shares issued upon conversion from other share class(es)	231,471	4,487,820
Shares purchased upon conversion into other share class(es)	(176,475)	(3,477,240)

Net increase (decrease) in shares outstanding	(1,549,533)	$(29,461,550)

Class B
Period ended June 26, 2020*:
Shares sold	3,597	$63,384
Shares issued in reinvestment of dividends and distributions	12,496	216,429
Shares purchased	(14,720)	(256,014)

Net increase (decrease) in shares outstanding before conversion	1,373	23,799
Shares purchased upon conversion into other share class(es)	(191,004)	(3,189,080)

Net increase (decrease) in shares outstanding	(189,631)	$(3,165,281)

Class C
Year ended August 31, 2021:
Shares sold	65,753	$1,429,932
Shares issued in reinvestment of dividends and distributions	26,860	533,177
Shares purchased	(36,054)	(768,761)

Net increase (decrease) in shares outstanding before conversion	56,559	1,194,348
Shares purchased upon conversion into other share class(es)	(84,432)	(1,826,094)

Net increase (decrease) in shares outstanding	(27,873)	$(631,746)

Year ended August 31, 2020:
Shares sold	35,843	$586,375
Shares issued in reinvestment of dividends and distributions	24,008	416,778
Shares purchased	(63,200)	(1,037,747)

Net increase (decrease) in shares outstanding before conversion	(3,349)	(34,594)
Shares purchased upon conversion into other share class(es)	(73,188)	(1,234,212)

Net increase (decrease) in shares outstanding	(76,537)	$(1,268,806)

Class Z	Shares	Amount
Year ended August 31, 2021:
Shares sold	140,913	$3,568,095
Shares issued in reinvestment of dividends and distributions	125,634	2,938,580
Shares purchased	(264,289)	(6,662,274)

Net increase (decrease) in shares outstanding before conversion	2,258	(155,599)
Shares issued upon conversion from other share class(es)	171,652	4,412,004
Shares purchased upon conversion into other share class(es)	(42,882)	(1,130,173)

Net increase (decrease) in shares outstanding	131,028	$3,126,232

Year ended August 31, 2020:
Shares sold	30,603	$597,841
Shares issued in reinvestment of dividends and distributions	108,577	2,175,882
Shares purchased	(317,205)	(6,108,154)

Net increase (decrease) in shares outstanding before conversion	(178,025)	(3,334,431)
Shares issued upon conversion from other share class(es)	183,946	3,640,323
Shares purchased upon conversion into other share class(es)	(11,108)	(227,611)

Net increase (decrease) in shares outstanding	(5,187)	$78,281

Class R6
Year ended August 31, 2021:
Shares sold	1,637	$44,457
Shares issued in reinvestment of dividends and distributions	50	1,170
Shares purchased	(936)	(26,160)

Net increase (decrease) in shares outstanding before conversion	751	19,467
Shares issued upon conversion from other share class(es)	40,406	1,070,346

Net increase (decrease) in shares outstanding	41,157	$1,089,813

Year ended August 31, 2020:
Shares issued in reinvestment of dividends and distributions	41	$823

Net increase (decrease) in shares outstanding	41	$823

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

PGIM Jennison Blend Fund    47

Notes to Financial Statements (continued)

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2021.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information .

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) generally involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs.

PGIM Jennison Blend Fund    49

Notes to Financial Statements (continued)

Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Small and Medium Capitalization Risk: Small and medium capitalization companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and mid-capitalization companies generally are less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Jennison Blend Fund    51

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Jennison Blend Fund, Inc. and Shareholders of PGIM Jennison Blend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Blend Fund (the “Fund”) as of August 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

October 19, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

52

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Company’s Board of Directors (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Jennison Blend Fund	53

Tax Information (unaudited)

We are advising you that during the year ended August 31, 2021, the Fund reports the maximum amount allowed per share, but not less than $1.65 for Class A, B, C, Z and R6 as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2021, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD
PGIM Jennison Blend Fund, Inc.	39.78%	39.19%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2021.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 98	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Blend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 97	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 97	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Blend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 97	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 97	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

PGIM Jennison Blend Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015).	Since September 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Blend Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Blend Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves

[1]	PGIM Jennison Blend Fund is the sole series of Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Approval of Advisory Agreements (continued)

as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Blend Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-and the three-year periods, and underperformed its benchmark index over the five-and the ten-year periods.

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•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps annual fund operating expenses at 0.68% for Class R6 shares through December 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Blend Fund

∎	MAIL	∎	TELEPHONE	∎	WEBSITE
	655 Broad Street Newark, NJ 07102		(800) 225-1852		pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer •

Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Dana E. Cordes, Anti-Money Laundering Compliance Officer •

Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary •

Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak,

Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Blend Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON BLEND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PBQAX	PRECX	PEQZX	PBQQX

CUSIP	74441T108	74441T306	74441T405	74441T603

MF101E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended August 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended August 31, 2021, PwC billed the Registrant $23,800 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended August 31, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended August 31, 2020, KPMG billed the Registrant $24,050 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended August 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended August 31, 2021, fees of $4,133 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended August 31, 2020, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. In addition, for the fiscal year ended August 31, 2020, fees of $848 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended August 31, 2021 and August 31, 2020: none.

(d) All Other Fees

For the fiscal years ended August 31, 2021 and August 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2021 and August 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2021 and August 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Blend Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 19, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 19, 2021